                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                           FIRST AMENDMENT, dated as of September 22, 2004 (this
                  "Amendment"), to the Amended and Restated Collateral Trust and
                  Intercreditor Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the "Collateral Trust and Intercreditor Agreement"), among RITE AID CORPORATION, a
                  Delaware corporation ("Rite Aid" or the "Borrower"), each
                  Subsidiary of Rite Aid party thereto or which becomes a party thereto pursuant to Section 9.11 thereof (each such
                  Subsidiary, individually, a "Subsidiary Guarantor", and
                  collectively, the "Subsidiary Guarantors"), WILMINGTON TRUST
                  COMPANY, a Delaware banking corporation, as collateral trustee
                  (in such capacity, the "Second Priority Collateral Trustee")
                  for the holders from time to time of the Second Priority Debt
                  Obligations, CITICORP NORTH AMERICA, INC., a Delaware
                  corporation ("CNAI"), as senior collateral processing
                  co-agent, JPMORGAN CHASE BANK, a New York banking corporation
                  ("JPMCB"), as senior collateral processing co-agent (each, individually in such capacity, a "Senior Collateral Agent", and collectively, the "Senior Collateral Agents") for the
                  Senior Secured Parties under the Senior Loan Documents, U.S.
                  BANK AND TRUST, as trustee under the 12.5% Note Indenture, BNY
                  MIDWEST TRUST COMPANY, as trustee under the 9.5% Note
                  Indenture and as trustee under the 8.125% Note Indenture, and each other Second Priority Representative which becomes a
                  party thereto pursuant to Section 8.12 thereof.

         A. Reference is made to the Senior Credit Agreement, dated as of June
27, 2001, as amended and restated as of August 4, 2003, as further amended and restated as of September 22, 2004 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), among Rite Aid, the lenders party thereto (the "Senior Lenders"), CNAI, as Administrative Agent and
Collateral Processing Co-Agent, and JPMCB, as Syndication Agent and Collateral
Processing Co-Agent.

         B. The Borrower has requested that certain provisions of the Collateral
Trust and Intercreditor Agreement be modified as set forth in this Amendment, and the Majority Senior Parties and the Second Priority Instructing Group are
willing to agree to such modifications as provided for in this Amendment.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Senior Credit Agreement or the
Collateral Trust and Intercreditor Agreement, as amended hereby.

         SECTION 2. Amendment to the Collateral Trust and Intercreditor
Agreement. The Definitions Annex referred to in Section 1.02 of the Collateral
Trust and Intercreditor Agreement is hereby amended as follows:

                           (a) the term "Capital Markets Transaction" is hereby
                  amended and restated in its entirety to read as follows:

                           ""Capital Markets Transaction" means the receipt by
                  the Borrower or a Subsidiary of proceeds of an issuance in the public or private capital markets of long-term debt
                  securities, of equity securities or of equity-linked (e.g., trust preferred) securities, other than any proceeds received by the Borrower or a Subsidiary in respect of and issuance or incurrence of (A) Indebtedness or Attributable Debt pursuant to Sections 6.01(a)(v), (vi), (vii), (viii), (xii) or (xiii)
                  of the Senior Credit Agreement, (B) Refinancing Indebtedness
                  pursuant to Section 6.01(a)(ii) of the Senior Credit Agreement
                  or (C) pursuant to a Securitization or a Factoring Transaction permitted by the Senior Credit Agreement.".

                           (b) the term "Reduction Event" is hereby amended and
                  restated in its entirety to read as follows:

                           ""Reduction Event" means each of the following:

                           (i) any Senior Collateral Disposition or any other
                  Asset Sale, except in each case any Permitted Disposition or in connection with any Sale and Leaseback Transaction
                  permitted under Section 6.01(a)(vii), (xii) or (xiii) of the
                  Senior Credit Agreement or any Securitization or Factoring
                  Transaction permitted pursuant to the Senior Credit Agreement;

                           (ii) any Casualty/Condemnation; and

                           (iii) any Capital Markets Transaction; provided,
                  however, that Capital Markets Transactions (or portions
                  thereof) consummated on or after the Restatement Effective
                  Date resulting in receipt of initial cumulative Net Cash
                  Proceeds in the amount of up to $500,000,000 shall not be
                  deemed to constitute Reduction Events (except to the extent cumulative Net Cash Proceeds in excess of such amount are
                  generated by any such Capital Markets Transaction); and
                  provided further, however,

                   that any Capital Markets Transaction or portions thereof the
                   Net Cash Proceeds of which are required (without regard to this proviso) to be applied to Reductions pursuant to clause
                   (i) of the first sentence of Section 2.11(d) of the Senior
                   Credit Agreement will in any event be deemed to constitute
                   Reduction Events and will be disregarded for purposes of
                   calculations when such $500,000,000 limit has been
                   reached.".

                            (c) the term "Second Priority Debt" is hereby
                   amended and restated in its entirety to read as follows:

                           ""Second Priority Debt" means any Indebtedness
                  (including the 12.5% Notes, 9.5% Notes and 8.125% Notes)
                  incurred by Rite Aid and Guaranteed by the Subsidiary
                  Guarantors on or after the Effective Date pursuant to the
                  Second Priority Subsidiary Guarantee Agreement (i) which is secured by the Second Priority Collateral on a pari passu
                  basis with the other Second Priority Debt Obligations and (ii)
                  if issued on or after the Restatement Effective Date, matures after December 31, 2009; provided, however, that (A) such
                  Indebtedness is permitted to be incurred, secured and
                  Guaranteed on such basis by each Senior Loan Document and each
                  Second Priority Debt Document and (B) the Representative for
                  the holders of such Second Priority Debt shall have become party to the Collateral Trust and Intercreditor Agreement
                  pursuant to, and by satisfying the conditions set forth in,
                  Section 8.12 thereof. Second Priority Debt shall include any
                  Registered Equivalent Notes issued in exchange thereof.".

         SECTION 3. No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Collateral
Trust and Intercreditor Agreement are and shall remain in full force and effect.

         SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Rite Aid represents to each of the Majority
Senior Parties and the Second Priority Instructing Group:

         (i) after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article III of the Senior Credit
Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the Effective Date (as defined below), except for representations and warranties that expressly relate to an earlier date, which representations and warranties were true and correct in all material respects as of such earlier date;

         (ii) after giving effect to this Amendment, no Default or Event of
Default has occurred and is continuing under the Senior Credit Agreement; and

         (iii) this Amendment has been duly executed and delivered by Rite Aid and constitutes a legal, valid and binding obligation of Rite Aid, enforceable in accordance with its terms.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") upon which the Senior Collateral Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Rite Aid and the Majority Senior Parties and the Second Priority
Instructing Group under the Collateral Trust and Intercreditor Agreement.

         SECTION 6. Effect of the Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of either the Majority Senior Parties or the Senior Collateral Agents under the
Collateral Trust and Intercreditor Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust and Intercreditor Agreement, all of
which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Rite Aid to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Collateral
Trust and Intercreditor Agreement in similar or different circumstances. This
Amendment shall apply and be effective with respect to the matters expressly referred to herein. After the Effective Date, any reference to the Collateral
Trust and Intercreditor Agreement shall mean such Collateral Trust and
Intercreditor Agreement, as modified hereby.

         SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Costs and Expenses. Rite Aid agrees to reimburse the Senior
Collateral Agents for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of
Cravath, Swaine & Moore LLP, counsel for the Senior Collateral Agents.

         SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                            RITE AID CORPORATION

                            by:
                                  --------------------------------------
                                  Name:
                                  Title:

                            THE SUBSIDIARY GUARANTORS LISTED ON ANNEX 1 HERETO

                            by:
                                  --------------------------------------
                                  Name:
                                  Title:

                            THRIFTY PAYLESS, INC.

                            by:
                                  --------------------------------------
                                  Name:
                                  Title:

                            CITICORP NORTH AMERICA, INC., as Senior
                            Collateral Agent

                            by:
                                  --------------------------------------
                                  Name:
                                  Title:

                            JPMORGAN CHASE BANK, as Senior Collateral Agent

                            by:
                                  --------------------------------------
                                  Name:
                                  Title:

                          BNY MIDWEST TRUST COMPANY, as as Trustee under
                          the 9.5% Note Indenture

                          by:
                                --------------------------------------
                                Name:
                                Title:

                          BNY MIDWEST TRUST COMPANY, as as Trustee under the
                          8.125% Note Indenture

                          by:
                                --------------------------------------
                                Name:
                                Title:

                         ANNEX 1 - SUBSIDIARY GUARANTORS